                                                                    EXHIBIT 99.2

                            MURPHY OIL COMPANY LTD.

                        SUPPLY & TRANSPORTATION BUSINESS

                                 BALANCE SHEET
                            As at December 31, 2000
                    (expressed in thousands of U.S. dollars)

                                                                         2000
                                                                       --------
                                ASSETS
Current assets
Accounts receivable
  Trade............................................................... $ 65,775
  Related parties (Note 4)............................................   14,877
Inventory.............................................................    5,069
Deferred income tax (Note 5)..........................................    1,933
                                                                       --------
                                                                         87,654
Property and equipment--net (Note 3)..................................   55,050
                                                                       --------
                                                                       $142,704
                                                                       ========
                LIABILITIES AND OWNERS' NET INVESTMENT
Current liabilities
Accounts payable and other accrued liabilities
  Trade............................................................... $ 50,986
  Related parties (Note 4)............................................   25,791
                                                                       --------
                                                                         76,777
Deferred income taxes (Note 5)........................................    3,042
                                                                       --------
                                                                         79,819
Commitments and contingencies (Note 7)................................       --
Owners' Net Investment................................................   62,885
                                                                       --------
                                                                       $142,704
                                                                       ========




                     See notes to the financial statements.

                            MURPHY OIL COMPANY LTD.

                        SUPPLY & TRANSPORTATION BUSINESS

                   STATEMENT OF OPERATIONS AND NET INVESTMENT
                      For the year ended December 31, 2000
                    (expressed in thousands of U.S. dollars)

                                                                         2000
                                                                       --------
Revenues
Crude oil and condensate sales........................................ $536,060
Crude oil and condensate sales--related parties.......................  106,479
Pipeline tariffs......................................................    9,756
Trucking..............................................................   13,176
Trucking--related parties.............................................    1,852
                                                                       --------
                                                                        667,323
                                                                       --------
Costs and expenses
Cost of crude oil and condensate sales................................  438,931
Cost of crude oil and condensate sales--related parties...............  179,456
Pipeline tariff expense...............................................    8,668
Operating costs.......................................................   21,279
General and administrative............................................    1,834
Depreciation and amortization.........................................    2,660
                                                                       --------
                                                                        652,828
                                                                       --------
Income before income taxes............................................   14,495
                                                                       --------
Income tax expense (Note 5)
Current...............................................................    6,455
Deferred..............................................................      143
                                                                       --------
                                                                          6,598
                                                                       --------
Net income for the year...............................................    7,897
Owners' net investment--Beginning of year.............................   54,988
                                                                       --------
Owners' net investment--End of year................................... $ 62,885
                                                                       ========


                     See notes to the financial statements.

                            MURPHY OIL COMPANY LTD.

                        SUPPLY & TRANSPORTATION BUSINESS

                            STATEMENT OF CASH FLOWS
                      For the year ended December 31, 2000
                    (expressed in thousands of U.S. dollars)

                                                                         2000
                                                                        -------
Cash provided by (used in)
Operating activities
Net income for the year................................................ $ 7,897
Items not affecting cash
  Depreciation and amortization........................................   2,660
  Deferred income tax..................................................     143
                                                                        -------
                                                                         10,700
                                                                        -------
Net change in non-cash working capital items
  Accounts receivable
    Trade.............................................................. (22,994)
    Related party......................................................  (2,771)
  Inventory............................................................     209
  Accounts payable and other accrued liabilities
    Trade..............................................................  14,360
    Related party......................................................  13,524
                                                                        -------
                                                                          2,328
                                                                        -------
                                                                         13,028
                                                                        -------
Investing activities
Capital expenditures................................................... (29,236)
                                                                        -------
Financing activity
Cash contributions by owner............................................  16,208
                                                                        -------
Increase in cash for the year..........................................      --
Cash--Beginning of year................................................      --
                                                                        -------
Cash--End of year...................................................... $    --
                                                                        =======


                     See notes to the financial statements.

                            MURPHY OIL COMPANY LTD.
                        SUPPLY & TRANSPORTATION BUSINESS

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000

Note--1 Organization and basis of presentation

   The Supply and Transportation business is involved in the pipeline transport of crude oil and condensates, including associated services of trucking and terminalling, and marketing of crude oil in Western Canada.

   The accompanying financial statements present, in conformity with accounting principles generally accepted in the United States of America the assets, liabilities, revenues and expenses related to the historical operations of the Canadian supply and transportation ("S&T") business of the Murphy Oil Company Ltd. ("Murphy").

   The accompanying financial statements have been prepared from Murphy's historical accounting records and are presented on a carve-out basis to include the historical operations applicable to the S&T business. All assets and liabilities specifically identified with the S&T business have been presented in the balance sheet. The owner's net investment ("Owner's net investment") in the S&T business has been presented in lieu of stockholder's equity in the financial statements. The financial information included herein includes certain allocations based on historical activity levels to reflect the financial statements in accordance with U.S. generally accepted accounting principles and may not necessarily reflect the financial position, results of operations of cash flows of the S&T business in the future or had it existed as a separate, stand-alone business during the period presented. The allocations consist of general and administrative expenses incurred on behalf of the S&T business by Murphy. This allocation has been made on a reasonable basis. No amount in respect of interest has been allocated to this business.

Note--2 Significant accounting policies

Use of estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Significant estimates made by management include depreciation, impairment of long-lived assets, salvage values and income taxes and related deferred tax valuation allowance. Although management believes these estimates are reasonable, actual results could differ from those estimates.

Revenue recognition

   Gathering and marketing revenues are accrued at the time title to the product sold transfers to the purchaser, which occurs upon receipt of the product by the purchaser, and purchases are accrued at the time title to the product purchased transfers to the S&T business, which occurs upon receipt of the product. Terminalling and storage revenues are recognized at the time service is performed. Revenues for the transportation of crude are recognized based upon regulated and non-regulated tariff rates and the related transportation volumes. Trucking revenue is recognized when the transportation services have been rendered.

Foreign currency translation

   The functional currency of the S&T business is Canadian dollars. The translation of these financial statements into United States of America dollars (U.S. dollars) have been recorded using the exchange rate at the balance sheet date for assets and liabilities and the exchange rate applicable at the date of transaction for the revenues, expenses and cash flows. The effect of translating the S&T business into U.S. dollars is included in owners' net investment.

                            MURPHY OIL COMPANY LTD.
                        SUPPLY & TRANSPORTATION BUSINESS

                         NOTES TO FINANCIAL STATEMENTS


Pipeline tariff expense

   Pipeline tariff expense represents amounts paid to third parties to transport crude oil and condensates. These costs are expensed on an accrual basis.

Property and equipment

   Crude oil pipeline, gathering and terminal assets are carried at cost. Costs subject to depreciation are net of expected salvage values and depreciation is calculated on a straight-line basis over the estimated useful lives of the respective assets as follows:

  .  Crude oil pipelines--10 to 35 years;

  .  Crude oil pipeline operation facilities--10 years;

  . Crude oil terminal, storage facilities and communication equipment--10 years;

  .  Trucking equipment--10 years.

   Acquisitions and improvements are capitalized; maintenance and repairs are expensed as incurred. Pipeline linefill is recorded at cost and consists of oil linefill used to pack a pipeline such that when an incremental barrel enters a pipeline it forces a barrel out of another location. Net gains or losses on property and equipment disposed of are reflected in the statement of operations and net investment when incurred.

Impairment of long-lived assets

   The carrying values of long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable. Recoverability of the carrying value of an asset is assessed by reference to an estimate of the asset's undiscounted future net cash flows. Measurement of any impairment would include a comparison of discounted estimated future net cash flows to the net carrying value of the related assets.

Inventories

   Inventories of crude oil and condensates are valued at the lower of cost, calculated on a last in first out (LIFO) basis, or market value. At December 31, 2000 the replacement cost of crude oil and condensate inventory was $9,304,435.

Environmental liabilities

   A provision for environmental obligations is charged to expense when the S&T business' liability for an environmental assessment and/or clean up is probable and the cost can be reasonably estimated. Related expenditures are charged against the reserve. Environmental remediation liabilities have not been discounted for the time value of future expected payments.

Income taxes

   The S&T business accounts for income taxes using the asset and liability method in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under this method, income taxes are provided for amounts currently payable, and for amounts deferred as tax assets and liabilities

                            MURPHY OIL COMPANY LTD.
                        SUPPLY & TRANSPORTATION BUSINESS

                         NOTES TO FINANCIAL STATEMENTS

based on differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred income taxes are measured using enacted tax rates that are assumed to be in effect when the differences reverse.

   Income taxes have been calculated as if the S&T business had filed a separate return for the year ended December 31, 2000.

Fair value of financial instruments

   Pursuant to Statement of Financial Accounting Standards No. 107, Disclosure About Fair Value of Financial Instruments, the S&T business has estimated fair value of its accounts receivables, due from related party and accounts payable and accrued liabilities to approximate the carrying values due to the short term to maturity of these instruments.

Recent accounting pronouncements

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133, as amended by SFAS 138, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of the hedge transaction and, if so, the type of hedge transaction. For fair value hedge transactions in which the S&T business is hedging changes in an asset's, liability's, or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the periods in which earnings are affected by the variability of the cash flows of the hedged item. The S&T business is required to adopt this statement beginning in fiscal 2001. Management has determined that there is no effect on the financial statements of the adoption of SFAS 133.

Note--3 Property and equipment

                                                            Accumulated
                                                     Cost   amortization   Net
                                                   -------- ------------ -------
Pipelines......................................... $ 52,090   $(16,760)  $35,330
Pipeline equipment................................   19,408     (3,052)   16,356
Trucking equipment................................    5,721     (3,342)    2,379
Linefill..........................................      985         --       985
                                                   --------   --------   -------
                                                   $ 78,204   $(23,154)  $55,050
                                                   ========   ========   =======

   During the year ended December 31, 2000, the S&T business acquired a partner's ownership interest in the Manito pipeline for $26.6 million.

                            MURPHY OIL COMPANY LTD.
                        SUPPLY & TRANSPORTATION BUSINESS

                         NOTES TO FINANCIAL STATEMENTS


Note--4 Related party transactions and balances

   During the year ended December 31, 2000, the S&T business has entered into transactions with other divisions of Murphy and affiliated companies. All transactions were entered into in the ordinary course of business at market prices. The aggregate amounts of related party transactions were as follows:

   Revenues
     Crude oil and condensate sales................................... $106,479
     Trucking.........................................................    1,852
   Costs and expenses
     Cost of crude oil and condensate purchases.......................  179,456
     General and administrative.......................................      925

Revenues

   Sales to related parties are derived from the crude oil and condensate sales and trucking services to Murphy and its affiliates.

Costs and expenses

   The S&T business purchases crude oil and condensate from related parties. General and administrative costs are allocated to the S&T business and other divisions of Murphy.

Accounts receivable--related parties

   The accounts receivable from related party represents crude oil and condensate sales to related parties subject to normal customer trade terms.

Accounts payable and other accrued liabilities--related parties

   The accounts payable to related parties represents crude oil and condensate purchases from related parties subject to normal customer trade terms and the S&T business current income tax payable which is paid by Murphy.

   As described above, the S&T business has significant transactions and balances with related parties. Because of these relationships, it is possible that the terms of the these transactions are not the same as those that would result from transactions among wholly unrelated parties.

                            MURPHY OIL COMPANY LTD.
                        SUPPLY & TRANSPORTATION BUSINESS

                         NOTES TO FINANCIAL STATEMENTS


Note--5 Income taxes

   Deferred income taxes are provided for the temporary differences between the book and tax bases of the S&T business's assets and liabilities. Significant components of deferred tax assets and liabilities as of December 31, 2000 are as follows:

   Deferred tax assets
     Inventories...................................................... $ 1,933
                                                                       -------
   Deferred tax liabilities
   Property and equipment.............................................  (3,042)
                                                                       -------
   Financial statements
   Current deferred tax assets........................................   1,933
   Non-current deferred tax liabilities...............................  (3,042)
                                                                       -------
   Net deferred tax liability......................................... $(1,109)
                                                                       =======

   The reconciliation of the differences between the company's tax expense for income taxes and taxes at the statutory rate is as follows:

   Income tax expense based on the Canadian Statutory rate (44.89%)..... $6,506
   Non-deductible items.................................................     92
                                                                         ------
   Total income tax expense............................................. $6,598
                                                                         ======

Note--6 Financial instruments

   The S&T business is primarily responsible for the transportation and sale of Murphy owned production in Western Canada, and, accordingly the S&T business enters into various forward purchase and sale agreements for crude oil and condensates. The extent of these agreements are disclosed in Note 7.

   The S&T business primary credit risks are associated with trade accounts receivable, evergreen sales contracts and cash. Trade accounts receivable arise mainly from the sale of crude oil and condensates, pipeline tariffs charged to shippers on S&T pipelines, and for trucking services performed. The credit history and financial condition of potential customers are reviewed before credit is extended, security is obtained when deemed appropriate based on a potential customers' financial condition, and routine follow-up evaluations are made. The combination of these evaluations and the large number of customers tends to limit the risk of credit concentration to an acceptable level.

Note--7 Commitments and contingencies

Purchase and sales agreements

   The S&T business has entered into evergreen purchase and sales agreements, cancellable with thirty days notice, for crude oil and condensates. As at December 31, 2000, the S&T business had evergreen contracts for purchases of 444,000 m3 and sales of 298,000 m3 of crude oil and condensates at market related prices.

                            MURPHY OIL COMPANY LTD.
                        SUPPLY & TRANSPORTATION BUSINESS

                         NOTES TO FINANCIAL STATEMENTS


Environmental matters

   The parent, Murphy, is liable for the reclamation costs associated with a condensate spill on the Dulwich pipeline. The amount of reclamation costs is dependent upon the method selected under current environmental laws but has been estimated by management to be in the range of $67,000 to $1,901,000. An accrual for these clean up costs has not been provided for in these financial statements.

Note--8 Employee and retiree benefit plans

   Murphy provides pension plans to its employees, including persons employed in the S&T business. Murphy has a defined benefit and defined contribution pension plan covering all the S&T employees.

   The defined benefit pension plan provides a pension based on a formula of best average earnings and years of credited service. The plan is non-contributory however, an optional ancillary contribution account to provide ancillary benefits or enhancements to the defined benefit pension is contributory. The net pension credit recognized in the S&T business earnings under the defined benefit pension plan for the year ended December 31, 2000 was $583,000.

   The defined contribution plan provides benefits based on the accumulated balance in an employees account. The plan is non-contributory, however, employees may contribute up to 2% of their earnings as an optional contribution which is matched by Murphy dollar for dollar. The amount charged to the S&T business earnings under the defined contribution pension plan for the year ended December 31, 2000 was $61,000.

Note--9 Segment information

   The S&T division's reportable segments are organized into three major types of business activities all operating within one geographic area, Western Canada. The pipeline segment derives tariff revenue primarily from the transportation of crude oil, the crude oil trading segment derives revenue from the purchase and sale of crude oil and the trucking segment derives revenue from the use of tractor trailers in hauling petroleum products and water. Information about business segments is reported on the following tables. Corporate and other activities are shown in the tables to reconcile the business segments to the financial statement totals.

                                         Crude             Corporate
                                          oil                 and
                              Pipelines trading  Trucking eliminations  Total
                              --------- -------- -------- ------------ --------
Revenues from external
 customers..................   $16,137  $536,059 $15,443    $(8,646)   $558,992
Revenues from related
 parties (note 4)...........        --   106,479   1,852         --     108,331
Total revenues..............                                            667,323
Income tax expense..........     3,224     3,525     641       (792)      6,598
Significant non-cash charges
 (credits)
  Depreciation and
   abandonment..............     2,151        --     374        135       2,660
  Deferred income taxes.....       143        --      --         --         143
Additions to property and
 equipment..................    29,236        --      --         --      29,236
Property and equipment......    52,672        --   2,378         --      55,050
Net income (loss)...........     3,957     4,329     787     (1,176)      7,897